Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell President and Chief Executive Officer (650) 234-6000

ROBERT HALF REPORTS FOURTH-QUARTER FINANCIAL RESULTS
MENLO PARK, Calif., January 26, 2023 — Robert Half International Inc. (NYSE symbol: RHI) today reported revenues and earnings for the fourth quarter ended December 31, 2022.
For the quarter ended December 31, 2022, net income was $148 million, or $1.37 per share, on revenues of $1.727 billion. Net income for the prior year’s fourth quarter was $168 million, or $1.51 per share, on revenues of $1.770 billion.
For the year ended December 31, 2022, net income was $658 million, or $6.03 per share, on revenues of $7.238 billion. For the year ended December 31, 2021, net income was $599 million, or $5.36 per share, on revenues of $6.461 billion.
“2022 was a very successful year across the entire Robert Half enterprise. We grew full-year revenues and earnings per share — both by more than 12 percent — and achieved new record levels for each,” said M. Keith Waddell, president and chief executive officer of Robert Half. “All of our major practice areas — contract, permanent placement and Protiviti — reached new all-time highs, over and above the very strong growth in the prior year. We enter 2023 optimistic about our ability to navigate the uncertain global macroeconomic environment and the tight labor markets around the world.
“The energy and dedication of our global teams made possible a record number of awards and accolades in 2022. Fourth-quarter recognition included being named as one of the Best Workplaces for Parents™ and honored by Forbes as one of the World’s Top Female-Friendly Companies. We are particularly proud of the recognition we continue to receive for our commitment to diversity, equity and inclusion,” Waddell concluded.
Robert Half management will conduct a conference call today at 5 p.m. EST. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number to listen to today’s conference call is 888-394-8218 (+1-323-994-2093 outside the United States and Canada). The confirmation code to access the call is 6821099.
A taped recording of this call will be available for replay beginning at approximately 8 p.m. EST on January 26 and ending at 8 p.m. EST on February 23. To access the replay, visit https://webcasts.com/RobertHalfQ42022. The conference call also will be archived in audio format on the Company’s website at www.roberthalf.com.
Robert Half is the world’s first and largest specialized talent solutions and business consulting firm that connects opportunities at great companies with highly skilled job seekers. The Company offers contract and permanent placement talent solutions for finance and accounting, technology, marketing and creative, legal, and administrative and customer support roles.
Named to FORTUNE’s World’s Most Admired Companies®, the Bloomberg Gender-Equality Index and Forbes’ list of America’s Best Employers for Diversity, Robert Half is the parent company of Protiviti, a global consulting firm that provides internal audit, risk, business and technology consulting solutions.
Robert Half has operations in more than 400 locations worldwide.
Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the Company’s future operating results or financial positions. These statements may be identified by words such as “estimate”, “forecast”, “project”, “plan”, “intend”, “believe”, “expect”, “anticipate”, or variations or negatives thereof, or by similar or comparable words or phrases. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the statements.

These risks and uncertainties include, but are not limited to, the following: changes to or new interpretations of U.S. or international tax regulations; the global financial and economic situation; the duration and impact of the COVID-19 pandemic and efforts to mitigate its spread; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the Company does business, or in particular regions or industries; reduction in the supply of candidates for contract employment or the Company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the Company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the Company’s services; the Company’s ability to maintain its margins; the possibility of the Company incurring liability for its activities, including the activities of its contract employees, or for events impacting its contract employees on clients’ premises; the possibility that adverse publicity could impact the Company’s ability to attract and retain clients and candidates; the success of the Company in attracting, training, and retaining qualified management personnel and other staff employees; the Company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the Company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the Company’s SEC filings; the ability of the Company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the Company will incur as a result of healthcare reform legislation may adversely affect the Company’s profit margins or the demand for the Company’s services; the possibility that the Company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the Company may fail to maintain adequate financial and management controls, and as a result, suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for broad-based consulting, regulatory compliance, technology services, public sector or other high-demand advisory services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
Because long-term contracts are not a significant part of the Company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The Company undertakes no obligation to update information contained in this release.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INTERNATIONAL INC.
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
	(Unaudited)		(Unaudited)

Service revenues	$1,727,026	$1,769,917	$7,238,142	$6,461,444
Costs of services	1,007,979	1,025,799	4,144,093	3,765,416

Gross margin	719,047	744,118	3,094,049	2,696,028

Selling, general and administrative expenses	545,129	544,551	2,117,296	1,951,282
(Income) loss from investments held in employee deferred compensation trusts	(24,819)	(23,040)	86,139	(61,078)
Amortization of intangible assets	417	517	1,667	2,241
Interest income, net	(4,778)	(52)	(8,008)	(197)

Income before income taxes	203,098	222,142	896,955	803,780
Provision for income taxes	55,445	54,198	239,036	205,154

Net income	$147,653	$167,944	$657,919	$598,626

Diluted net income per share	$1.37	$1.51	$6.03	$5.36

Shares:
Basic	106,980	109,488	108,214	110,482
Diluted	107,808	111,020	109,171	111,718

ROBERT HALF INTERNATIONAL INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Quarter Ended December 31,				Year Ended December 31,
	2022	% of Revenue	2021	% of Revenue	2022	% of Revenue	2021	% of Revenue
	(Unaudited)				(Unaudited)
BUSINESS SEGMENT INCOME INFORMATION:
Contract talent solutions	$105,420	9.8%	$114,174	10.2%	$492,281	10.9%	$393,872	9.8%
Permanent placement talent solutions	$21,365	13.7%	$27,202	17.2%	$127,622	17.6%	$106,465	18.7%
Protiviti	$71,952	14.4%	$81,231	16.4%	$270,711	13.7%	$305,487	16.5%

	December 31,
	2022	2021
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$658,626	$619,001
Accounts receivable, net	$1,018,287	$984,691
Total assets	$2,964,488	$2,952,359
Total current liabilities	$1,216,202	$1,358,673
Total stockholders’ equity	$1,568,558	$1,381,051

	Year Ended December 31,
	2022	2021
	(Unaudited)
SELECTED CASH FLOW INFORMATION:
Depreciation	$47,398	$52,210
Capitalized cloud computing implementation costs	$40,357	$31,240
Capital expenditures	$61,120	$36,611
Open market repurchases of common stock (shares)	3,318	2,796

ROBERT HALF INTERNATIONAL INC.
SUPPLEMENTAL FINANCIAL INFORMATION (UNAUDITED)
(in thousands)

The Company completed a multiyear process to unify its family of Robert Half endorsed divisional brands to one single specialized brand, Robert Half. This simplifies the Company’s go-to-market brand structure for clients and candidates and provides leverage for greater brand awareness and allows future flexibility to expand the Company’s existing practice groups without the need for new brands. The Company’s financial disclosures for contract talent solutions (formerly temporary and consultant staffing) are based on functional specialization rather than the previously branded divisions. The functional specializations are: finance and accounting, administrative and customer support, and technology. Finance and accounting combines the former Accountemps and Robert Half Management Resources, administrative and customer support was previously OfficeTeam, and technology was formerly Robert Half Technology. Protiviti and permanent placement talent solutions continue to be reported separately. What was previously referred to as staffing operations is now referred to as talent solutions. There is no change to the underlying business operations or organization.
The Company’s presentation of service revenues for finance and accounting, administrative and customer support, and technology include intersegment revenues from services provided to Protiviti in connection with the Company’s blended business solutions. This is how the Company measures and manages these businesses internally. The combined amount of divisional intersegment revenues with Protiviti are aggregated and then eliminated as a single line item. The Company has prepared the below schedule to provide readers with historical comparative information to better evaluate the related trends.

	2020				2021				2022
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
SERVICE REVENUES:
Finance and accounting	$701,762	$496,573	$506,515	$552,116	$600,387	$663,892	$732,365	$768,204	$801,690	$810,910	$805,229	$767,354
Administrative and customer support	239,979	136,299	173,685	214,985	220,467	263,192	279,370	295,872	284,906	274,141	250,531	233,056
Technology	196,652	162,028	161,007	175,730	172,239	194,233	215,500	213,414	213,327	218,190	216,735	209,009
Elimination of intersegment revenues	(46,273)	(41,514)	(59,816)	(92,393)	(103,818)	(143,036)	(172,534)	(161,004)	(144,200)	(137,548)	(132,745)	(137,738)
Total contract talent solutions	1,092,120	753,386	781,391	850,438	889,275	978,281	1,054,701	1,116,486	1,155,723	1,165,693	1,139,750	1,071,681
Permanent placement talent solutions	120,489	71,030	87,203	91,387	111,703	143,640	156,444	158,133	186,782	200,096	182,329	155,948
Protiviti	294,082	283,910	321,303	362,261	397,402	458,660	501,421	495,298	472,329	497,038	511,376	499,397
Total service revenues	$1,506,691	$1,108,326	$1,189,897	$1,304,086	$1,398,380	$1,580,581	$1,712,566	$1,769,917	$1,814,834	$1,862,827	$1,833,455	$1,727,026

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half International Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the SEC. To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with the following non-GAAP measures: adjusted gross margin; adjusted selling, general and administrative expense; combined segment income; and as adjusted revenue growth rates.
The following measures: adjusted gross margin and adjusted selling, general and administrative expenses include gains and losses on investments held to fund the Company’s obligations under employee deferred compensation plans. The Company provides these measures because they are used by management to review its operational results.
Combined segment income is income before income taxes, adjusted for interest income and amortization of intangible assets. The Company provides combined segment income because it is how management evaluates segment performance.
As adjusted revenue growth rates represent year-over-year revenue growth rates after removing the impacts on reported revenues from the changes in the number of billing days and foreign currency exchange rates. The Company provides this data because it focuses on the Company’s revenue growth rates attributable to operating activities and aids in evaluating revenue trends over time. The impacts from the changes in billing days and foreign currency exchange rates are calculated as follows:
•Billing days impact is calculated by dividing each comparative period’s reported revenues by the number of billing days for that period to arrive at a per billing day amount. Same billing day growth rates are then calculated based on the per billing day amounts. Management calculates a global, weighted-average number of billing days for each reporting period based upon inputs from all countries and all functional specializations and segments.
•Foreign currency impact is calculated by retranslating current period international revenues, using foreign currency exchange rates from the prior year’s comparable period.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED GROSS MARGIN (UNAUDITED):
(in thousands)

	Quarter Ended December 31,				Relationships				Year Ended December 31,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021
Gross Margin
Contract talent solutions	$427,736	$444,295	$427,736	$444,295	39.9%	39.8%	39.9%	39.8%	$1,804,029	$1,598,716	$1,804,029	$1,598,716	39.8%	39.6%	39.8%	39.6%
Permanent placement talent solutions	155,559	157,862	155,559	157,862	99.8%	99.8%	99.8%	99.8%	723,706	568,983	723,706	568,983	99.8%	99.8%	99.8%	99.8%
Protiviti	135,752	141,961	139,862	145,244	27.2%	28.7%	28.0%	29.3%	566,314	528,329	552,465	537,176	28.6%	28.5%	27.9%	29.0%
Total	$719,047	$744,118	$723,157	$747,401	41.6%	42.0%	41.9%	42.2%	$3,094,049	$2,696,028	$3,080,200	$2,704,875	42.7%	41.7%	42.6%	41.9%
The following tables provide reconciliations of the non-GAAP adjusted gross margin to reported gross margin for the quarters ended December 31, 2022 and 2021:

	Quarter Ended December 31, 2022								Quarter Ended December 31, 2021
	Contract talent solutions		Permanent placement talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Gross Margin
As Reported	$427,736	39.9%	$155,559	99.8%	$135,752	27.2%	$719,047	41.6%	$444,295	39.8%	$157,862	99.8%	$141,961	28.7%	$744,118	42.0%
Adjustments (1)	—	—	—	—	4,110	0.8%	4,110	0.3%	—	—	—	—	3,283	0.6%	3,283	0.2%
As Adjusted	$427,736	39.9%	$155,559	99.8%	$139,862	28.0%	$723,157	41.9%	$444,295	39.8%	$157,862	99.8%	$145,244	29.3%	$747,401	42.2%
The following tables provide reconciliations of the non-GAAP adjusted gross margin to reported gross margin for the years ended December 31, 2022 and 2021:

	Year Ended December 31, 2022								Year Ended December 31, 2021
	Contract talent solutions		Permanent placement talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Gross Margin
As Reported	$1,804,029	39.8%	$723,706	99.8%	$566,314	28.6%	$3,094,049	42.7%	$1,598,716	39.6%	$568,983	99.8%	$528,329	28.5%	$2,696,028	41.7%
Adjustments (1)	—	—	—	—	(13,849)	(0.7%)	(13,849)	(0.1%)	—	—	—	—	8,847	0.5%	8,847	0.2%
As Adjusted	$1,804,029	39.8%	$723,706	99.8%	$552,465	27.9%	$3,080,200	42.6%	$1,598,716	39.6%	$568,983	99.8%	$537,176	29.0%	$2,704,875	41.9%
(1)Changes in the Company’s deferred compensation obligations related to Protiviti operations are included in costs of services, while the related investment (income) loss is presented separately. The non-GAAP financial adjustments shown in the table above are to reclassify investment (income) loss from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES (UNAUDITED):
(in thousands)

	Quarter Ended December 31,				Relationships				Year Ended December 31,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021
Selling, General and Administrative Expenses
Contract talent solutions	$340,492	$347,826	$322,316	$330,121	31.8%	31.2%	30.1%	29.6%	$1,248,378	$1,251,565	$1,311,748	$1,204,844	27.5%	31.0%	28.9%	29.8%
Permanent placement talent solutions	136,727	132,712	134,194	130,660	87.7%	83.9%	86.1%	82.6%	587,164	468,028	596,084	462,518	81.0%	82.1%	82.2%	81.2%
Protiviti	67,910	64,013	67,910	64,013	13.6%	12.9%	13.6%	12.9%	281,754	231,689	281,754	231,689	14.2%	12.5%	14.2%	12.5%
Total	$545,129	$544,551	$524,420	$524,794	31.6%	30.8%	30.4%	29.7%	$2,117,296	$1,951,282	$2,189,586	$1,899,051	29.3%	30.2%	30.3%	29.4%
The following tables provide reconciliations of the non-GAAP adjusted selling, general and administrative expenses to reported selling, general and administrative expenses for the quarters ended December 31, 2022 and 2021:

	Quarter Ended December 31, 2022								Quarter Ended December 31, 2021
	Contract talent solutions		Permanent placement talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Selling, General and Administrative Expenses
As Reported	$340,492	31.8%	$136,727	87.7%	$67,910	13.6%	$545,129	31.6%	$347,826	31.2%	$132,712	83.9%	$64,013	12.9%	$544,551	30.8%
Adjustments (1)	(18,176)	(1.7%)	(2,533)	(1.6%)	—	—	(20,709)	(1.2%)	(17,705)	(1.6%)	(2,052)	(1.3%)	—	—	(19,757)	(1.1%)
As Adjusted	$322,316	30.1%	$134,194	86.1%	$67,910	13.6%	$524,420	30.4%	$330,121	29.6%	$130,660	82.6%	$64,013	12.9%	$524,794	29.7%
The following tables provide reconciliations of the non-GAAP adjusted selling, general and administrative expenses to reported selling, general and administrative expenses for the years ended December 31, 2022 and 2021:

	Year Ended December 31, 2022								Year Ended December 31, 2021
	Contract talent solutions		Permanent placement talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Selling, General and Administrative Expenses
As Reported	$1,248,378	27.5%	$587,164	81.0%	$281,754	14.2%	$2,117,296	29.3%	$1,251,565	31.0%	$468,028	82.1%	$231,689	12.5%	$1,951,282	30.2%
Adjustments (1)	63,370	1.4%	8,920	1.2%	—	—	72,290	1.0%	(46,721)	(1.2%)	(5,510)	(0.9%)	—	—	(52,231)	(0.8%)
As Adjusted	$1,311,748	28.9%	$596,084	82.2%	$281,754	14.2%	$2,189,586	30.3%	$1,204,844	29.8%	$462,518	81.2%	$231,689	12.5%	$1,899,051	29.4%
(1)Changes in the Company’s deferred compensation obligations related to talent solutions operations are included in selling, general and administrative expenses, while the related investment (income) loss is presented separately. The non-GAAP financial adjustments shown in the table above are to reclassify investment (income) loss from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
COMBINED SEGMENT INCOME (UNAUDITED):
(in thousands)

The following tables provide reconciliations of the non-GAAP combined segment income to reported income before income taxes for the quarters and years ended December 31, 2022 and 2021:

	Quarter Ended December 31,				Year Ended December 31,
	2022	% of Revenue	2021	% of Revenue	2022	% of Revenue	2021	% of Revenue
Income before income taxes	$203,098	11.8%	$222,142	12.6%	$896,955	12.4%	$803,780	12.4%
Interest income, net	(4,778)	(0.3%)	(52)	0.0%	(8,008)	(0.1%)	(197)	0.0%
Amortization of intangible assets	417	0.0%	517	0.0%	1,667	0.0%	2,241	0.1%
Combined segment income	$198,737	11.5%	$222,607	12.6%	$890,614	12.3%	$805,824	12.5%

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (As Adjusted)
	2021		2022				2021		2022
	Q3	Q4	Q1	Q2	Q3	Q4	Q3	Q4	Q1	Q2	Q3	Q4
Global
Finance and accounting	44.6	39.1	33.5	22.1	9.9	-0.1	43.5	39.8	34.6	24.4	12.8	2.9
Administrative and customer support	60.8	37.6	29.2	4.2	-10.3	-21.2	60.0	38.4	30.5	6.3	-7.8	-18.8
Technology	33.8	21.4	23.9	12.3	0.6	-2.1	33.1	21.8	24.6	13.9	2.5	0.5
Elimination of intersegment revenues (1)	188.4	74.3	38.9	-3.8	-23.1	-14.5	187.5	75.1	40.1	-1.9	-20.8	-11.5
Total contract talent solutions	35.0	31.3	30.0	19.2	8.1	-4.0	34.0	31.9	31.0	21.3	10.7	-1.2
Permanent placement talent solutions	79.4	73.0	67.2	39.3	16.5	-1.4	77.7	73.8	68.8	42.6	20.3	2.4
Total talent solutions	39.4	35.3	34.1	21.7	9.2	-3.7	38.4	36.0	35.2	24.0	12.0	-0.8
Protiviti	56.1	36.7	18.9	8.4	2.0	0.8	55.1	37.4	20.0	10.8	4.8	4.0
Total	43.9	35.7	29.8	17.9	7.1	-2.4	42.9	36.3	30.9	20.2	9.9	0.6

United States
Contract talent solutions	35.5	33.4	33.4	22.7	11.3	-3.4	35.5	33.6	33.4	22.7	11.3	-2.9
Permanent placement talent solutions	85.1	78.6	78.3	44.3	22.4	1.4	85.1	78.9	78.3	44.3	22.4	1.9
Total talent solutions	40.0	37.2	37.8	25.2	12.6	-2.9	40.0	37.4	37.8	25.2	12.6	-2.4
Protiviti	53.7	31.7	17.0	8.3	4.1	3.6	53.7	31.9	17.0	8.3	4.1	4.1
Total	43.8	35.6	31.7	20.2	10.0	-1.1	43.8	35.8	31.7	20.2	10.0	-0.6

International
Contract talent solutions	33.0	24.0	18.5	7.0	-3.2	-6.3	29.1	26.3	23.5	16.6	8.7	5.3
Permanent placement talent solutions	67.3	61.9	44.7	28.0	2.9	-7.5	62.1	64.0	50.0	39.0	15.4	4.3
Total talent solutions	37.7	29.2	22.5	10.5	-2.2	-6.5	33.7	31.6	27.5	20.3	9.8	5.2
Protiviti	65.9	58.3	26.2	8.6	-6.3	-9.2	61.4	61.2	32.3	20.6	7.3	3.7
Total	44.3	36.2	23.4	10.0	-3.3	-7.3	40.1	38.6	28.7	20.4	9.1	4.8
(1) Service revenues for finance and accounting, administrative and customer support, and technology include intersegment revenues, which represent revenues from services provided to Protiviti in connection with the Company’s blended business solutions. Intersegment revenues for each functional specialization are aggregated and then eliminated as a single line item.
The non-GAAP financial measures included in the table above adjust for the following items:
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates the billing day impact by dividing each comparative period’s reported revenues by the number of billing days for that period to arrive at a per billing day amount. Same billing day growth rates are then calculated based on the per billing day amounts. Management calculates a global, weighted-average number of billing days for each reporting period based upon input from all countries and all functional specializations and segments.
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. The foreign currency impact is calculated by retranslating current period international revenues, using foreign currency exchange rates from the prior year’s comparable period.
The term “As Adjusted” means that the impact of different billing days and constant currency fluctuations are removed from the revenue growth rate calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein, on Pages 11-13.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Finance and accounting
As Reported	44.6	39.1	33.5	22.1	9.9	-0.1
Billing Days Impact	-0.3	0.3	-0.2	0.0	0.2	0.8
Currency Impact	-0.8	0.4	1.3	2.3	2.7	2.2
As Adjusted	43.5	39.8	34.6	24.4	12.8	2.9
Administrative and customer support
As Reported	60.8	37.6	29.2	4.2	-10.3	-21.2
Billing Days Impact	-0.2	0.1	-0.2	0.0	0.1	0.7
Currency Impact	-0.6	0.7	1.5	2.1	2.4	1.7
As Adjusted	60.0	38.4	30.5	6.3	-7.8	-18.8
Technology
As Reported	33.8	21.4	23.9	12.3	0.6	-2.1
Billing Days Impact	-0.1	0.1	-0.2	0.0	0.1	0.9
Currency Impact	-0.6	0.3	0.9	1.6	1.8	1.7
As Adjusted	33.1	21.8	24.6	13.9	2.5	0.5
Elimination of intersegment revenues
As Reported	188.4	74.3	38.9	-3.8	-23.1	-14.5
Billing Days Impact	-0.4	0.1	-0.2	0.0	0.2	0.8
Currency Impact	-0.5	0.7	1.4	1.9	2.1	2.2
As Adjusted	187.5	75.1	40.1	-1.9	-20.8	-11.5
Total contract talent solutions
As Reported	35.0	31.3	30.0	19.2	8.1	-4.0
Billing Days Impact	-0.2	0.1	-0.2	0.0	0.1	0.8
Currency Impact	-0.8	0.5	1.2	2.1	2.5	2.0
As Adjusted	34.0	31.9	31.0	21.3	10.7	-1.2
Permanent placement talent solutions
As Reported	79.4	73.0	67.2	39.3	16.5	-1.4
Billing Days Impact	-0.2	0.1	-0.3	0.0	0.2	0.8
Currency Impact	-1.5	0.7	1.9	3.3	3.6	3.0
As Adjusted	77.7	73.8	68.8	42.6	20.3	2.4
Total talent solutions
As Reported	39.4	35.3	34.1	21.7	9.2	-3.7
Billing Days Impact	-0.2	0.2	-0.2	0.0	0.1	0.8
Currency Impact	-0.8	0.5	1.3	2.3	2.7	2.1
As Adjusted	38.4	36.0	35.2	24.0	12.0	-0.8
Protiviti
As Reported	56.1	36.7	18.9	8.4	2.0	0.8
Billing Days Impact	-0.3	0.2	-0.2	0.0	0.2	0.8
Currency Impact	-0.7	0.5	1.3	2.4	2.6	2.4
As Adjusted	55.1	37.4	20.0	10.8	4.8	4.0
Total
As Reported	43.9	35.7	29.8	17.9	7.1	-2.4
Billing Days Impact	-0.2	0.1	-0.2	0.0	0.2	0.8
Currency Impact	-0.8	0.5	1.3	2.3	2.6	2.2
As Adjusted	42.9	36.3	30.9	20.2	9.9	0.6

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Contract talent solutions
As Reported	35.5	33.4	33.4	22.7	11.3	-3.4
Billing Days Impact	0.0	0.2	0.0	0.0	0.0	0.5
Currency Impact	―	―	―	―	―	―
As Adjusted	35.5	33.6	33.4	22.7	11.3	-2.9

Permanent placement talent solutions
As Reported	85.1	78.6	78.3	44.3	22.4	1.4
Billing Days Impact	0.0	0.3	0.0	0.0	0.0	0.5
Currency Impact	―	―	―	―	―	―
As Adjusted	85.1	78.9	78.3	44.3	22.4	1.9

Total talent solutions
As Reported	40.0	37.2	37.8	25.2	12.6	-2.9
Billing Days Impact	0.0	0.2	0.0	0.0	0.0	0.5
Currency Impact	―	―	―	―	―	―
As Adjusted	40.0	37.4	37.8	25.2	12.6	-2.4

Protiviti
As Reported	53.7	31.7	17.0	8.3	4.1	3.6
Billing Days Impact	—	0.2	—	0.0	0.0	0.5
Currency Impact	―	―	―	―	―	―
As Adjusted	53.7	31.9	17.0	8.3	4.1	4.1

Total
As Reported	43.8	35.6	31.7	20.2	10.0	-1.1
Billing Days Impact	0.0	0.2	0.0	0.0	0.0	0.5
Currency Impact	―	―	―	―	―	―
As Adjusted	43.8	35.8	31.7	20.2	10.0	-0.6

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Contract talent solutions
As Reported	33.0	24.0	18.5	7.0	-3.2	-6.3
Billing Days Impact	-0.5	0.1	-0.4	0.2	0.5	2.1
Currency Impact	-3.4	2.2	5.4	9.4	11.4	9.5
As Adjusted	29.1	26.3	23.5	16.6	8.7	5.3

Permanent placement talent solutions
As Reported	67.3	61.9	44.7	28.0	2.9	-7.5
Billing Days Impact	-0.6	0.1	-0.5	0.2	0.6	2.2
Currency Impact	-4.6	2.0	5.8	10.8	11.9	9.6
As Adjusted	62.1	64.0	50.0	39.0	15.4	4.3

Total talent solutions
As Reported	37.7	29.2	22.5	10.5	-2.2	-6.5
Billing Days Impact	-0.5	0.2	-0.4	0.1	0.5	2.2
Currency Impact	-3.5	2.2	5.4	9.7	11.5	9.5
As Adjusted	33.7	31.6	27.5	20.3	9.8	5.2

Protiviti
As Reported	65.9	58.3	26.2	8.6	-6.3	-9.2
Billing Days Impact	-0.7	0.1	-0.5	0.2	0.5	2.1
Currency Impact	-3.8	2.8	6.6	11.8	13.1	10.8
As Adjusted	61.4	61.2	32.3	20.6	7.3	3.7

Total
As Reported	44.3	36.2	23.4	10.0	-3.3	-7.3
Billing Days Impact	-0.6	0.1	-0.4	0.2	0.5	2.2
Currency Impact	-3.6	2.3	5.7	10.2	11.9	9.9
As Adjusted	40.1	38.6	28.7	20.4	9.1	4.8